UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2011
CORPORATE PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	001-32162	80-0067704

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza New York, NY	10020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 492-1100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, as filed on May 6, 2011, to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b).
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The consolidated financial statements of Corporate Property Associates 14 Incorporated (“CPA®:14”) included in CPA®:14’s Annual Report on Form 10-K filed on March 28, 2011 are hereby incorporated by reference to satisfy the requirements of this item.
(b) Pro Forma Financial Information
The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.1 hereto.
(c) Not applicable.
(d) Exhibits:

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Pro Forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED
Date: July 18, 2011	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris Chief Financial Officer

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